                                                                    Exhibit 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the references to our firm under the captions "Change in Accountants" and "Selected Historical Financial Data" in this Registration Statement on Form S-1.



                                       /s/ Hansen, Jergenson, Nergaard & Co. LLP


Minneapolis, Minnesota

June 15, 1999


                                       S-2